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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported)     JUNE 7, 2002
                                                     ----------------------



                       SANDERS MORRIS HARRIS GROUP INC.
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          (Exact name of registrant as specified in its charter)


                                    TEXAS
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              (State or other jurisdiction of incorporation)


           0-30066                                        76-0583569
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   (Commission File Number)                   (IRS Employer Identification No.)



                 600 TRAVIS, SUITE 3000, HOUSTON, TEXAS 77002
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        (Address of principal executive offices)      (Zip Code)



   Registrant's telephone number, including area code      (713) 993-4610
                                                     ---------------------------



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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

       Consistent with the dividend policy previously adopted by Sanders Morris Harris Group Inc. (the "Company"), on June 7, 2002, the Company announced that its board of directors had declared a cash dividend for the second quarter of 2002 in the amount of $0.025 per share of common stock. The cash dividend will be payable on July 9, 2002 to holders of record of the issued and outstanding common stock as of the close of business on June 25, 2002.

       Any future dividends will be at the discretion of the Company's board of directors after taking into account various factors, including general economic and business conditions, its strategic plans, its financial results and condition, its expansion plans, any contractual, legal and regulatory restrictions on the payment of dividends, and such other factors the board of directors considers relevant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       a.   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            Not Applicable.

       b.   PRO FORMA FINANCIAL INFORMATION

            Not Applicable.

       c.   EXHIBITS

            99.1   Press Release.





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SANDERS MORRIS HARRIS GROUP INC.




                                       By:  /s/ Robert E. Garrison
                                          --------------------------------------
                                            Robert E. Garrison II,
                                            PRESIDENT




Date: June 7, 2002

























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